UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): January 30, 2024

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ACURA PHARMACEUTICALS, INC.

(Exact Name of Registrant as specified in its Charter)

___________________________________________________________

New York	1-10113	11-0853640
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

616 N. North Court, Suite 120

Palatine, Illinois 60067

(Address of principal executive offices) (Zip code)

(847)705-7709

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ACUR	OTC Market – OTC Expert Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01  Changes in Registrant’s Certifying Accountant

On July 27, 2023 Acura Pharmaceuticals Inc. (the “Company”) engaged PKF Mueller to perform independent accounting services for the Company’s fiscal year ending December 31, 2022. On October 19, 2023, Cherry Bekaert LLP announced the acquisition of PKF Mueller and the Company was informed that Cherry Bekaert LLP may withdraw from our account. In light of this information, the Company began conducting a comprehensive, competitive process to select a new independent registered public accounting firm in the event the Company received a termination notice from Cherry Bekaert LLP. Subsequently, on January 30, 2024 the Company received a termination notice from Cherry Bekaert LLP.

On January 31, 2024, the Audit Committee approved the appointment of Berkowitz, Pollack Brant Advisors + CPAs, LLP as the Company’s new independent registered public accounting firm, to perform independent audit services for the fiscal years ending December 31, 2022 and 2023.

During the years ended December 31, 2020 and December 31, 2021 and the subsequent interim period preceding the appointment of Berkowitz, Pollack Brant Advisors + CPAs, LLP neither the Company nor anyone on its behalf consulted with Berkowitz, Pollack Brant Advisors + CPAs, LLP regarding (i) either the application of accounting principles to a specific transaction (either completed or proposed); or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Berkowitz, Pollack Brant Advisors + CPAs, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Cherry Bekaert LLP with a copy of this Form 8-K and requested that they furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of Cherry Bekaert’s letter is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

Exhibit 16.1	Letter of Cherry Bekaert LLP to the Securities and Exchange (filed herewith).
Exhibit 104	Cover Page Interactive Data File (embedded within Inline XBRL document

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date: February 2, 2024

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